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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   May 5, 2003
                                   -----------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                             000-27577                              16-1538028
          --------                             ---------                              ----------
(State or other jurisdiction of         (Commission File Number)         (IRS Employer Identification Number)
         incorporation)

         135 Corporate Woods, Rochester, New York                    14623
      ---------------------------------------------               -----------
        (Address of Principal Executive Offices)                   (Zip Code)


      Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                         --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

On May 5, 2003, Harris Interactive Inc. (the "Company") received a notice of exercise of demand registration rights with respect to registration of an aggregate of 11,810,278 shares of the common stock, par value $.001 per share, of the Company (the "Common Stock"), held by BVCF III, L.P., Brinson MAP Venture Capital Fund III Trust, and Virginia Retirement System (collectively, the "Investors"), pursuant to a Registration Agreement dated as of July 7, 1998, as amended, between the Company and the Investors.

The exercise of demand registration rights by the Investors triggers piggy-back registration rights of certain other holders of registrable securities pursuant to Registration Agreements between the Company and such other holders. Such holders will have the right, exercised by giving notice to the Company, to include their registrable securities in such registration in accordance with their respective Registration Agreements. Those Registration Agreements originally covered an aggregate of 2,591,167 shares of Common Stock, some of which may have been previously transferred by the holders.

The Company is required to file its Form S-3 promptly upon the expiration of the applicable notice periods, which expiration will occur on or about June 1, 2003. The Registration Statement will set forth certain details with respect to proposed sales of Common Stock by the Investors, including, among other things, the proposed plan of distribution. The Company has not been advised by the Investors as to any specific planned transactions.

Thomas D. Berman, a Director of the Company, is a Partner of Adams Street Partners, LLC ("ASP"). ASP, a sub-advisor to UBS Global Asset Management (Americas), Inc., through a committee decision format structure, makes investment advisory decisions with respect to the voting and investment power over the shares of Common Stock held by the Investors.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HARRIS INTERACTIVE INC.
                                        (Registrant)


                                   By:         /s/  Bruce A. Newman
                                            --------------------------
                                   Name:    Bruce A. Newman
                                   Title:   Chief Financial Officer
                                            (Principal Financial Officer)

Dated: May 8, 2003





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